AB CarVal Opportunistic Credit Fund

(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Matthew Bass, does hereby constitute and appoint Leon Hirth, Taylor Wilkins and Neal Kalechofsky, and each of them, his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable the Trust to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the Trust’s Registration Statement on Form N-2, SEC File Numbers 811-23858 and 333-270884, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Trust such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

Dated: May 17, 2023

/s/ Matthew Bass
Matthew Bass

AB CarVal Opportunistic Credit Fund

(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, John G. Jordan, does hereby constitute and appoint Leon Hirth, Taylor Wilkins and Neal Kalechofsky, and each of them, his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable the Trust to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the Trust’s Registration Statement on Form N-2, SEC File Numbers 811-23858 and 333-270884, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Trust such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

Dated: May 17, 2023

/s/ John G. Jordan
John G. Jordan

AB CarVal Opportunistic Credit Fund

(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Terry Sebastian, does hereby constitute and appoint Leon Hirth, Taylor Wilkins and Neal Kalechofsky, and each of them, his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable the Trust to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the Trust’s Registration Statement on Form N-2, SEC File Numbers 811-23858 and 333-270884, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Trust such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

Dated: May 17, 2023

/s/ Terry Sebastian
Terry Sebastian

AB CarVal Opportunistic Credit Fund

(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Richard S. Pontin, does hereby constitute and appoint Leon Hirth, Taylor Wilkins and Neal Kalechofsky, and each of them, his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable the Trust to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the Trust’s Registration Statement on Form N-2, SEC File Numbers 811-23858 and 333-270884, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Trust such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

Dated: May 17, 2023

/s/ Richard S. Pontin
Richard S. Pontin

AB CarVal Opportunistic Credit Fund

(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Kate Whalen, does hereby constitute and appoint Leon Hirth, Taylor Wilkins and Neal Kalechofsky, and each of them, his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable the Trust to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the Trust’s Registration Statement on Form N-2, SEC File Numbers 811-23858 and 333-270884, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Trust such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

Dated: June 13, 2023

/s/ Kate Whalen
Kate Whalen